UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2018
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Exchange Act.
Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ⃞

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On June 15, 2018, Anworth Mortgage Asset Corporation (the “Company”) announced that Mr. Lloyd McAdams, the Company’s Chairman of the Board of Directors (the “Board”) and Chief Executive Officer, will resign his position of Chief Executive Officer of the Company effective September 30, 2018.  He will remain as Chairman of the Board.

(c)           The Company also announced that Mr. Joseph E. McAdams, age 49, has been appointed by the Board as the Company’s new Chief Executive Officer effective September 30, 2018.  Mr. Joseph E. McAdams was appointed President of the Company in 2016, and has been a director on the Board since 2002.  Mr. McAdams was also an Executive Vice President of our Company from June 2002 to December 2011 and Chief Investment Officer of our Company from January 2003 to December 2011, and he currently holds those positions with Anworth Management, LLC, the external manager of the Company.  Mr. Joseph E. McAdams holds a Master of Arts degree in Economics from the University of Chicago and a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania.  Mr. Joseph E. McAdams is also a Chartered Financial Analyst charterholder.

Messrs. Lloyd McAdams and Joseph E. McAdams are father and son. Mr. Joseph E. McAdams will continue to be eligible to participate in the Company’s standard employee benefits plans.  The description of the transactions in which Mr. Joseph E. McAdams has an interest requiring disclosure hereunder in accordance with Item 404(a) of Regulation S-K is incorporated by reference herein from the section entitled “Certain Relationships and Related Transactions” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 12, 2018.

Item 8.01	Other Events.

A copy of the press release announcing that Mr. Lloyd McAdams will resign his position of Chief Executive Officer of the Company and the appointment of Mr. Joseph E. McAdams as the Company’s new Chief Executive Officer, each effective as of September 30, 2018, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

___________________________

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the Press Release as well as in the Company’s other documents filed with the United States Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 99.1

Press Release dated June 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date:	June 15, 2018	By:	/s/ Lloyd McAdams
Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	Press Release dated June 15, 2018